                                                                    EXHIBIT 10.1

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-10400) pertaining to the Fresh Del Monte Produce Inc. 1999 Share Incentive Plan and (Form S-8 No. 333-7870) pertaining to the Fresh Del Monte Produce Inc. 1997 Share Incentive Plan, of our reports dated February 14, 2001, with respect to the consolidated financial statements and schedule of Fresh Del Monte Produce Inc. included in the Annual Report (Form 20-F) for the year ended December 29, 2000.



                                                 /s/ ERNST & YOUNG LLP

Miami, Florida
March 2, 2001